Operating Risk and Market Risk	12 Months Ended
Dec. 31, 2016
Operating Risk and Market Risk [Abstract]
OPERATING RISK AND MARKET RISK

NOTE 13 – OPERATING RISK AND MARKET RISK

Foreign currency risk

Substantially all of the Company’s transactions are denominated in Renminbi, but a substantial portion of its cash is kept in U.S. dollars. Although the Company believes that, in general, its exposure to foreign exchange risks should be limited, its cash flows and revenues will be affected by the foreign exchange rate between U.S. dollars and Renminbi. It is possible that the Chinese government may elect to loosen further its current controls over the extent to which the Renminbi is allowed to fluctuate in value in relation to foreign currencies. The Company’s business and the price of its ordinary shares could be negatively affected by a revaluation of the Renminbi against the U.S. dollar or by other fluctuations in prevailing Renminbi-U.S. dollar exchange rates.

Company’s operations are substantially in foreign countries

Substantially all of the Company’s operations are in China. The Company’s operations are subject to various political, economic, and other risks and uncertainties inherent in China. Among other risks, the Company’s operations are subject to the risks of restrictions on transfer of funds; export duties, quotas, and embargoes; domestic and international customs and tariffs; changing taxation policies; foreign exchange restrictions; and political conditions and governmental regulations.